Rule 497(k)

File No. 333-182308

First Trust Exchange-Traded Fund VI

(the “Trust”)

First Trust Dorsey Wright Momentum & Dividend ETF

First Trust Nasdaq Semiconductor ETF

First Trust Nasdaq Pharmaceuticals ETF

First Trust Nasdaq Transportation ETF

First Trust Nasdaq Bank ETF

First Trust Nasdaq Food & Beverage ETF

First Trust Nasdaq Oil & Gas ETF

Small Cap US Equity Select ETF

Mid Cap US Equity Select ETF

Large Cap US Equity Select ETF

First Trust SMID Cap Rising Dividend Achievers ETF

First Trust Dorsey Wright Momentum & Low Volatility ETF

First Trust Dorsey Wright Momentum & Value ETF

(each, a “Fund”)

Supplement To each Fund’s Prospectus, Summary Prospectus
and Statement of Additional Information

November 1, 2022

Notwithstanding anything to the contrary in each Fund’s prospectus, summary prospectus or statement of additional information, effective November 1, 2022, as approved by the Trust’s Board of Trustees, the management fee paid to First Trust Advisors L.P. (the “Advisor”) will be reduced at certain levels of a Fund’s net assets (“breakpoints”) and calculated pursuant to the schedule below:

Management Fee	Breakpoints
0.600%	Fund net assets up to and including $2.5 billion
0.585%	Fund net assets greater than $2.5 billion up to and including $5 billion
0.570%	Fund net assets greater than $5 billion up to and including $7.5 billion
0.555%	Fund net assets greater than $7.5 billion up to and including $10 billion
0.540%	Fund net assets greater than $10 billion up to and including $15 billion
0.510%	Fund net assets greater than $15 billion

Please Keep this Supplement with your Fund Prospectus, Summary Prospectus and Statement of Additional Information for Future Reference